UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd Street, Suite 101	1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number	(Registrant’s Telephone Number
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   2009 Senior Management Short-Term Incentive Plan

On June 3, 2009, the Compensation Committee of the Board of Directors of Protection One, Inc. (the “Company”) approved the 2009 Senior Management Short-Term Incentive Plan (the “2009 STIP”).  The Company’s named executive officers as well as certain other employees who are viewed as having an opportunity to directly and substantially contribute to the achievement of the Company’s short-term objectives are eligible to participate in the STIP. The annual incentive target awards for our senior managers and officers range from 15% to 60% of base salary.  The annual incentive target awards for the Company’s named executive officers, including the Company’s principal executive officer and principal financial officer, are as set forth below:

Name	Target Award (% of Base Salary)

Richard Ginsburg	60%
President and CEO

Darius G. Nevin	60%
Executive VP and CFO

Peter J. Pefanis	60%
Executive VP Operations

Tony Wilson	40%
President- CMS

J. Eric Griffin	40%
VP and General Counsel

Under the 2009 STIP, 45% of the participants’ annual incentive target award is based on Adjusted EBITDA, 25% is based on recurring monthly revenue (together, the “performance criteria”) and 30% is based on discretionary qualitative criteria, including managerial effectiveness, each as described in the 2009 STIP. All of the named executive officers’ performance criteria, other than Mr. Wilson’s, are evaluated based on the Company’s consolidated financial results. Mr. Wilson’s performance criteria is based on a blend of 80% of the Wholesale Segment’s financial results and 20% of the Company’s consolidated financial results.

The description of the 2009 STIP above does not purport to be complete and is qualified in its entirety by reference to the full text of the 2009 STIP which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1            2009 Senior Management Short-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: June 5, 2009	By:	/s/ J. Eric Griffin
Name: J. Eric Griffin
Title: Vice President and General Counsel

PROTECTION ONE ALARM
MONITORING, INC.

Date: June 5, 2009	By:	/s/ J. Eric Griffin
Name: J. Eric Griffin
Title: Vice President and General Counsel